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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 14, 2006


                            COGNITRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


          NEW YORK                        1-8496                  13-1953544
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  3 CORPORATE DRIVE, DANBURY, CONNECTICUT 06810
          (Address of principal executive offices, including zip code)

                                 (203) 830-3400
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Approval of 1990 Stock Option Plan, As Amended

In October 2006, subject to stockholder approval at the 2006 Annual Meeting, the Board of Directors of Cognitronics Corporation (the "Company") adopted an amendment to the Company's 1990 Stock Option Plan (the "1990 Plan") to increase the number of shares of Common Stock reserved for issuance upon the exercise of options granted under the 1990 Plan by 550,000 to a total of 2,482,500 shares. The Board also amended the 1990 Plan to include directors of the Company and advisors and consultants to the Company as eligible persons to participate in the 1990 Plan. The 1990 Plan was also amended to provide that in the event of a change in control (as defined in the 1990 Plan) fifty percent (50%) of all unexercisable outstanding options will become fully exercisable; for all unexercisable options granted prior to October 2006, the 1990 Plan provides that all outstanding options will become fully exercisable upon a change in control.

On December 14, 2006, at the Company's annual meeting of stockholders, the 1990 Plan, as so amended, was approved by the Company's stockholders and became effective.

The foregoing description of the 1990 Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the 1990 Plan, as amended, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2006 annual meeting.


Approval of Restricted Stock Plan, As Amended
---------------------------------------------

In October 2006, subject to stockholder approval at the 2006 Annual Meeting, the Board of Directors of Cognitronics Corporation (the "Company") adopted an amendment to the Company's Restricted Stock Plan (the "Restricted Plan") to increase the number of shares of Common Stock reserved for issuance for awards under the Restricted Plan by 300,000 to a total of 935,000 shares. The Board also amended the Restricted Plan to provide that, if following a change in control, a grantee's employment is terminated without cause or there is a constructive termination without cause as defined in the Restricted Plan, fifty percent (50%) of all shares of Restricted Stock subject to that grantee's awards will become immediately vested; in the event of a change in control, all shares of Restricted Stock granted prior to October 2006 will become immediately vested. Change of control includes (i) specified mergers, sales of assets and plans of liquidation, (ii) a majority of the Board ceasing to be incumbent directors as defined in the Restricted Plan, and (iii) any person becoming the owner of more than 20% of the Company's voting securities as defined in the Restricted Plan.

On December 14, 2006, at the Company's annual meeting of stockholders, the Restricted Plan, as so amended, was approved by the Company's stockholders and became effective.

The foregoing description of the Restricted Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the Restricted Plan, as amended, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2006 annual meeting.


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Approval of Directors' Stock Option Plan, As Amended
----------------------------------------------------

In October 2006, subject to stockholder approval at the 2006 Annual Meeting, the Board of Directors of Cognitronics Corporation (the "Company") adopted an amendment to the Company's Directors' Stock Option Plan (the "Directors' Plan") to increase the number of shares of Common Stock reserved for issuance for awards under the Directors' Plan by 150,000 to a total of 337,500 shares. The Board also amended the Directors' Plan to limit eligibility to non-employee directors. Prior to that amendment, non-employee officers were also eligible.

On December 14, 2006, at the Company's annual meeting of stockholders, the Directors' Plan, as so amended, was approved by the Company's stockholders and became effective.

The foregoing description of the Directors' Plan, as amended, does not purport to be complete and is qualified in its entirety by reference to the Directors' Plan, as amended, a copy of which was filed with the Securities and Exchange Commission as an exhibit to the Company's proxy statement for the 2006 annual meeting.

















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COGNITRONICS CORPORATION


Date: December 18, 2006          By:  /s/ John Steinkrauss
                                      -------------------------------------
                                      John Steinkrauss
                                      Vice President and Chief Financial Officer




















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